Exhibit 10.2

WAIVER AND AMENDMENT

Dated as of December 29, 2004

Commerce Financial Group, Inc.
7650 Edinborough Way
Suite 150
Edina, MN 55435

Dear Sir or Madam:

     Reference is made to that certain Term Loan Agreement (the “Loan Agreement”), dated October 28, 2003, and amended effective as of November 30, 2004, by and between HEI Inc., a Minnesota corporation (the “Borrower”) and Commerce Financial Group, Inc., a Minnesota corporation (the “Lender”).

     The Borrower has advised the Lender that due to its failure to file its Annual Report on Form 10-K for its fiscal year ended August 31, 2004 (“Fiscal 2004”), with the United States Securities and Exchange Commission (the “SEC”) by the extension deadline of December 14, 2004, the Borrower is at present in default under Section 6.6 of the Loan Agreement. The Borrower has further advised the Lender that it will continue to be in default under Section 6.6 of the Loan Agreement until such time that it files its Annual Report on Form 10-K for Fiscal 2004 with the SEC, and that a default may occur under Section 6.6 of the Loan Agreement if the Borrower fails to timely file with the SEC its Quarterly Report on Form 10-Q for the Borrower’s fiscal quarter that ended in November 2004. The Borrower has further advised the Lender (i) that the Borrower is likely to be in default under Section 6.5(a) of the Loan Agreement if it is unable to finalize and, accordingly, deliver to the Lender, its audited financial statements for Fiscal 2004 by December 29, 2004, and (ii) that a default may occur under Section 6.5(b) of the Loan Agreement if the Borrower is unable to timely finalize its quarterly financial statements for its fiscal quarter that ended in November 2004. The Borrower has requested certain waivers and amendments to Sections 6.6, 6.5(a) and 6.5(b) of the Loan Agreement.

     In consideration of the promises herein set forth, and subject to Sections 9.1 and 9.2 of the Loan Agreement, the Borrower and the Lender hereby agree as follows:

     1.     The Lender hereby waives any default existing as of the date hereof under Section 6.6 of the Loan Agreement, and any Event of Default (as such term is defined in the Loan Agreement) arising directly therefrom.

     2.     The Lender hereby agrees that, notwithstanding anything in the Loan Agreement to the contrary, no Event of Default thereunder shall be deemed to occur either (a) as a result of the Borrower’s failure to file its Annual Report on Form 10-K for Fiscal 2004, so long as such filing occurs on or prior to January 14, 2005, or (b) as a result of the Borrower’s failure to file its Quarterly Report on Form 10-Q for the Borrower’s fiscal quarter that ended in November 2004, so long as such filing occurs on or prior to February 15, 2005.

     3.     Section 6.5(a) of the Loan Agreement is hereby amended by adding to the end thereof the following sentence.

     Notwithstanding anything in this Section 6.5(a) to the contrary, the Borrower shall deliver a copy of its annual financial statements for its fiscal year ended August 31, 2004, on or prior to the date that such annual financial statements are filed with the United States Securities and Exchange Commission, but in any event on or prior to January 14, 2005.

     4.     Section 6.5(b) of the Loan Agreement is hereby amended by adding to the end thereof the following sentence.

     Notwithstanding anything in this Section 6.5(b) to the contrary, the Borrower shall deliver a copy of its quarterly financial statements for its fiscal quarter ended in November 2004, on or prior to the date that such quarterly financial statements are filed with the United States Securities and Exchange Commission, but in any event on or prior to February 15, 2005.

     The Loan Agreement shall remain in full force and effect, without modification except as set forth herein or in any other amendments entered into in accordance with the requirements of the Loan Agreement.

     This Waiver and Amendment may be executed simultaneously in two or more counterparts, each of which shall be an original, but all of which constitute but one agreement.

[THE REMAINDER OF THIS PAGE IS BLANK. SIGNATURE PAGES FOLLOW.]

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Waiver and Amendment and return the same to the Borrower, whereupon this Waiver and Amendment shall become a binding agreement between the Lender and the Borrower.

Very truly yours, HEI, INC.
/s/ Mack V. Traynor, III
By: Mack V. Traynor, III
Its: CEO and President

     Acknowledged as of the date first written above.

COMMERCE FINANCIAL GROUP, INC.
/s/ James E. Senske
By: James E. Senske
Its: President